POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As President of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515	333-129091
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As President of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582
ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 11th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Brian D. Comer
Brian D. Comer

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 16th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ R; Michael Conley
R. Michael Conley

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 16th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Robert P. Browne
Robert P. Browne

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 16th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Carol V. Coleman
Carol V. Coleman

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515	333-129091
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351	333-57212	333-104546	333-124953
33-34827	333-57218	333-104547
33-59261	333-63692	333-104548
333-28679	333-66757	333-111686
333-28755	333-70600	333-116137
333-28769	333-90516	333-117260
333-30180	333-101481	333-118851
333-33914	333-104539	333-123936
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 11th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Jacques de Vaucleroy
Jacques de Vaucleroy

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING USA Annuity and Life Insurance Company:
As President of ING USA Annuity and Life Insurance Company I hereby appoint Michael A. Pignatella, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-57212	333-104546	333-124953
33-34827	333-57218	333-104547
33-59261	333-63692	333-104548
333-28679	333-66757	333-111686
333-28755	333-70600	333-116137
333-28769	333-90516	333-117260
333-30180	333-101481	333-118851
333-33914	333-104539	333-123936
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-08524
hereby ratifying and confirming on this 12th day of December, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Harry N. Stout
Harry N. Stout

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:

As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 14th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ James R. Gelder
James R. Gelder

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 17th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Howard L. Rosen
Howard L. Rosen

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 16th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Curtis W. Olson
Curtis W. Olson

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 11th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ James F. Lille
James F. Lille

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515	333-129091
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Michael A. Pignatella, James Shuchart and Kimberly J. Smith..

Registration Statements filed under the Securities Act of 1933:
33-23351	333-57212	333-104546	333-124953
33-34827	333-57218	333-104547
33-59261	333-63692	333-104548
333-28679	333-66757	333-111686
333-28755	333-70600	333-116137
333-28769	333-90516	333-117260
333-30180	333-101481	333-118851
333-33914	333-104539	333-123936
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524
ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 11th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Thomas J. McInerney
Thomas J. McInerney

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515	333-129091
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Michael A. Pignatella, James Shuchart and Kimberly J. Smith..

Registration Statements filed under the Securities Act of 1933:

33-23351	333-57212	333-104546	333-124953
33-34827	333-57218	333-104547
33-59261	333-63692	333-104548
333-28679	333-66757	333-111686
333-28755	333-70600	333-116137
333-28769	333-90516	333-117260
333-30180	333-101481	333-118851
333-33914	333-104539	333-123936
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 14th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Kathleen A. Murphy
Kathleen A. Murphy

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515	333-129091
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-57212	333-104546	333-124953
33-34827	333-57218	333-104547
33-59261	333-63692	333-104548
333-28679	333-66757	333-111686
333-28755	333-70600	333-116137
333-28769	333-90516	333-117260
333-30180	333-101481	333-118851
333-33914	333-104539	333-123936
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524
ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997
ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 14th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Catherine H. Smith
Catherine H. Smith

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 10th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Charles B. Updike
Charles B. Updike

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 11th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Ross M. Weale
Ross M. Weale

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director and Chief Financial Officer of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515	333-129091
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297
Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director and Chief Financial Officer of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director and Chief Financial Officer of ING USA Annuity and Life Insurance Company I hereby appoint Michael A. Pignatella, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-57212	333-104546	333-124953
33-34827	333-57218	333-104547
33-59261	333-63692	333-104548
333-28679	333-66757	333-111686
333-28755	333-70600	333-116137
333-28769	333-90516	333-117260
333-30180	333-101481	333-118851
333-33914	333-104539	333-123936
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524

ReliaStar Life Insurance Company:
As Director and Chief Financial Officer of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

ReliaStar Life Insurance Company of New York:
As Director and Chief Financial Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

Security Life of Denver Insurance Company:
As Director and Chief Financial Officer of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 11th day of November, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ David A. Wheat
David A. Wheat

POWER OF ATTORNEY Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacities indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As President of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

ReliaStar Life Insurance Company of New York:
As Director, President and Chief Executive Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, James Shuchart and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-114338
002-69327	333-61879	333-117617
002-76642	333-75938	333-128409
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

Security Life of Denver Insurance Company:
As President of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 16th day of November 2005 my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Donald W. Britton
Donald W Britton